Exhibit 10(m)



                                   FIFTH AMENDMENT


                       FIFTH AMENDMENT, dated as of December 22, 1994
                                                             --
             (this "Amendment"), among:
                    ---------

                       (i) THE CONTINENTAL CORPORATION, a New York corporation (the "Borrower");
                                         --------

                       (ii)      the banks and other financial
                       institutions listed as Lenders on the signature pages hereof (the "Lenders");
                                          -------

                       (iii) CHEMICAL BANK and CITIBANK, N.A., as co-agents (each, in such capacity, a "Co-
                                                                ---
                       Agent") for the Lenders; and
                       -----

                       (iv) CHEMICAL BANK, as administrative agent (in such capacity, the "Administrative Agent") for
                                               --------------------
                       the Lenders,

             amending the Credit Agreement, dated as of December 30, 1993 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement") among the Borrower, the
                               ----------------
             banks and financial institutions parties thereto as Lenders on the date hereof (the "Existing Lenders"), the Co-Agents
                                      ----------------
             and the Administrative Agent.


                                W I T N E S S E T H :
                                - - - - - - - - - -


                       WHEREAS, the Borrower has requested that the
             Credit Agreement be amended as hereinafter set forth;

                       NOW, THEREFORE, in consideration of the premises
             and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

                       1.  Definitions.  Unless otherwise defined herein,
                           -----------
             terms defined in the Credit Agreement are used herein as therein defined.

                       2.  Amendments to Subsection 1.1.  (a) Subsection
                           ----------------------------
             1.1 of the Credit Agreement is hereby amended by deleting the definition of "Cumulative Preferred Stock" and inserting the following definition in lieu thereof:

                       "Cumulative Preferred Stock":  collectively, (i)
                        --------------------------
                  the Borrower's Series F Cumulative Preferred Stock,
                  (ii) the Borrower's Series H Cumulative Preferred Stock and (iii) the Borrower's Series T Cumulative Preferred Stock.

                       3.  Effectiveness.  This Amendment shall become
                           -------------
             effective on December 30, 1994, upon execution and delivery of a counterpart hereof by the Borrower, the Administrative Agent, and the Required Lenders.

                       4.  Representations and Warranties.  To induce the
                           ------------------------------
             Administrative Agent to enter into and the Lenders to consent to this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Credit Agreement and the other Loan Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

                       5.  No Other Amendments.  Except as expressly
                           -------------------
             amended hereby, the Credit Agreement, the Notes and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

                       6.  Counterparts.  This Amendment may be executed
                           ------------
             by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                       7.  Applicable Law.  THIS AMENDMENT SHALL BE
                           --------------
             GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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

                       IN WITNESS WHEREOF, the parties hereto have caused
             this Amendment to be duly executed and delivered as of the day and year first above written.

                                      THE CONTINENTAL CORPORATION


                                      By: /s/ Francis M. Colalucci
                                         -------------------------
                                           Title: Vice President and
                                                  Treasurer


                                      CHEMICAL BANK, as Administrative
                                      Agent and a Co-Agent


                                      By: /s/ M. Luisa Hunnewell
                                         --------------------------
                                           Title: Vice President


                                      CITIBANK, N.A., as a Co-Agent


                                      By: /s/ Ann Miles
                                         -------------------------
                                           Title: Vice President


                                      THE LENDERS:









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



                                      CHEMICAL BANK


                                      By: /s/ M. Luisa Hunnewell
                                         -------------------------
                                           Title: Vice President




                                      CITIBANK, N.A.


                                      By: /s/ Ann Miles
                                         --------------------------
                                           Title: Vice President


                                      SHAWMUT BANK CONNECTICUT, N.A.


                                      By: /s/ Joseph J. Wadlinger, Jr.
                                         -----------------------------
                                           Title: Assistant Vice President


                                      FIRST INTERSTATE BANK OF CALIFORNIA


                                      By:
                                         -------------------------
                                           Title:


                                      MELLON BANK, N.A.


                                      By: /s/ Timothy J. Somers
                                         --------------------------
                                           Title: Assistant Vice President








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



                                      THE BANK OF NEW YORK


                                      By: /s/ Lizanne Eberle
                                         -------------------------
                                           Title: Vice President



                                      BARCLAYS BANK PLC,
                                      NEW YORK BRANCH


                                      By: /s/ Francis C. Constantinople
                                         ------------------------------
                                           Title: Vice President


                                      DEUTSCHE BANK, AG, NEW YORK
                                      BRANCH AND/OR CAYMAN ISLANDS
                                      BRANCH


                                      By: /s/ David E. Moyer
                                         --------------------------
                                           Title: Vice President

                                      By: /s/ Johnathan B. Meades
                                         -------------------------
                                           Title: Assistant Vice President


                                      CREDIT LYONNAIS NEW YORK BRANCH


                                      By: /s/ Jeffrey Kravis
                                         -------------------------
                                           Title: Vice President



                                      THE FUJI BANK, LIMITED,
                                      NEW YORK BRANCH


                                      By: /s/ Gina M. Kearns
                                         -------------------------
                                           Title: Vice President and
                                                  Manager

                                      THE FIRST NATIONAL BANK OF CHICAGO


                                      By: /s/ Thomas J. Collimore
                                         --------------------------
                                           Title: Vice President










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